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                                                                    EXHIBIT 10-D


                       SIXTH AMENDMENT TO LOAN AGREEMENT

         This SIXTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of September 6, 1995, by and among FOXMEYER HEALTH CORPORATION (f/k/a National Intergroup, Inc.) ("Borrower"), a Delaware corporation, the Banks identified on the signature pages hereof ("Banks") and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Agent for Banks ("Agent").

                                   RECITALS:

         a. Pursuant to that certain Loan Agreement dated as of January 13, 1994, by and among Borrower, Banks and Agent, as amended by that certain (i) First Amendment to Loan Agreement dated as of January 13, 1994, (ii) Second Amendment to Loan Agreement dated as of September 6, 1994, (iii) Third Amendment Agreement dated as of October 12, 1994, (iv) Fourth Amendment to Loan Agreement dated as of December 19, 1994 and (v) Fifth Amendment to Loan Agreement dated as of March 22, 1995 (as the same may be further amended, renewed, extended, restated or otherwise modified from time to time, the "Agreement"), Banks agreed to provide to Borrower a revolving credit and letter of credit facility in the maximum aggregate principal amount of $15,000,000.

         b. The indebtedness of Borrower to the Banks pursuant to the Agreement is evidenced by (i) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $10,000,000 made by Borrower and payable to the order of Banque Paribas, and (ii) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $5,000,000 made by Borrower and payable to the order of Credit Lyonnais New York Branch (as amended, renewed, extended, restated, replaced or supplemented from time to time, whether by one or more other promissory notes or otherwise and whether payable to the Banks identified above or their successors or assigns, the "Notes").

         c. Effective as of October 12, 1994, Borrower changed its name from "National Intergroup, Inc." to "FoxMeyer Health Corporation."

         d. The Obligations (as such term is defined in the Agreement) are secured by security interests evidenced and created by that certain Amended and
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                 Restated Pledge and Security Agreement dated as of October 12,
                 1994, by and between Borrower and Agent (the "Original
                 Security Agreement") as amended by that certain First
                 Amendment to Amended and Restated Pledge and Security
                 Agreement dated as of March 22, 1995 (as the same may be further amended, renewed, extended, restated or otherwise modified from time to time, the "Security Agreement") presently covering, in part, 150 shares of common stock of FoxMeyer Corporation ("FoxMeyer"), which shares of common stock of FoxMeyer, as a result of a reduction from 28,200,000 to 1,000 in the number of shares of common stock that FoxMeyer is authorized to issue, were issued on or about March 17, 1995, in replacement of the 4,000,000 shares of FoxMeyer owned by Borrower and pledged to Agent pursuant to the Original Security Agreement.

         e. Borrower desires to engage in certain other transactions and, in connection therewith, Borrower, Agent and Banks now desire to further amend the Agreement as herein set forth.

                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 i.               Terms Defined.  Unless otherwise defined in
                          this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).

                 ii.              Amendments to Section 1.2 of the Agreement.
                          (a) Effective as of the date hereof, the following new term and the definition thereof are hereby added toSection 1.2 of the Agreement, which term shall appear in alphabetical order:

                 "'Credit Lyonnais Loan' means the loan in the original principal amount of $20,000,000 made by Credit Lyonnais New York Branch to Borrower in accordance with the Credit Lyonnais Loan Agreement."

         (b) Effective as of the date hereof, the following new term and the definition thereof are hereby added to Section 1.2 of the Agreement, which term shall appear in alphabetical order:




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                 "'Credit Lyonnais Loan Agreement' means that certain Credit
         Agreement dated as of September 6, 1995, by and between Borrower and Credit Lyonnais New York Branch."

         (c) Effective as of the date hereof, clause (h) of the definition of the term "Permitted Liens" in Section 1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(h) Liens affecting up to 160 shares of FoxMeyer Stock, other than the Collateral, securing the FoxMeyer/NII Loan Facility, and Liens affecting up to 17 shares of FoxMeyer Stock, other than the Collateral;".

         (d) Effective as of the date hereof, clause (i) of the definition of the term "Permitted Liens" in Section 1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(i) Liens affecting (A) Borrower's interest in the PMLLC and
         (B) the lesser of (i) up to 300 shares of FoxMeyer Stock, other than the Collateral, or (ii) the number of issued and outstanding shares of FoxMeyer Stock which are not and are not required to be pledged as Collateral in accordance with Section 3.1(a), in each case (i.e., as to each ofclauses (A) and (B) preceding) securing the Credit Lyonnais Loan, provided, however, that the number of such shares of FoxMeyer Stock so pledged as security for the Credit Lyonnais Loan shall be the minimum number of such shares as determined in accordance with Sections 2.4 and 4.1(a) of the Credit Lyonnais Loan Agreement;".

         (e) Effective as of the date hereof, clause (l) of the definition of the term "Permitted Liens" in Section 1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(l) Liens affecting Margin Stock, other than the Collateral, owned by Borrower securing the Credit Lyonnais Loan or other Indebtedness permitted in accordance withSection 6.2(a);".

         (f) Effective as of the date hereof, the following new term and the definition thereof are hereby added to Section 1.2 of the Agreement, which term shall appear in alphabetical order:





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                 "'PMLLC' means Hamilton Morgan L.L.C. (f/k/a Robert Haft
         Group/Phar-Mor L.L.C.), a Delaware limited liability company."

         (g) Effective as of the date hereof, the following new term and the definition thereof are hereby added to Section 1.2 of the Agreement, which term shall appear in alphabetical order:

                 "'PMLLC Agreement' means the Amended and Restated Limited Liability Company Agreement of Robert Haft Group/Phar-Mor L.L.C. dated May 5, 1995, by and among Robert M. Haft, Mary Z. Haft and Borrower."

                 iii.             Amendment to Section 6.2(a) of the Agreement.
                          Effective as of the date hereof, Section 6.2(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(a)     Limitation on Indebtedness.  Any Indebtedness for
         borrowed money incurred by Borrower, other than Indebtedness arising under this Agreement, shall either be (i) unsecured or (ii) secured only by Permitted Liens referred to in clauses (a), (g), (h), (i),
         (j), (k) or (l) of the definition of such term. The aggregate of all Funded Debt, exclusive of (A) the Indebtedness evidenced by the Notes,
         (B) the Indebtedness of Borrower pursuant to the FoxMeyer/NII Loan Facility not to exceed $30,000,000, (C) the Indebtedness of Borrower pursuant to the Riverside Loan, (D) the Weirton Liabilities, (E) the Indebtedness of Borrower incurred in connection with investments by any Real Estate Partnership to the extent that such Indebtedness is wholly nonrecourse to Borrower and (F) the Indebtedness of Borrower pursuant to the Credit Lyonnais Loan Agreement not to exceed $20,000,000, shall not exceed $20,000,000 at any time outstanding."

                 iv.              Amendment to Section 6.2(c) of the Agreement.
                          Effective as of the date hereof, subclause (B) of clause (iii) of Section 6.2(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(B) the aggregate amount of such purchases (1) during the term of this Agreement does not exceed $41,000,000 and (2) after September 6, 1995, does not relate to more than 562,700 shares of common stock of Borrower,".





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                 v.               Amendment to Section 6.2(d).  Effective as of
                          the date hereof, Section 6.2(d) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(d)     Acquisitions.  Neither Borrower, any Subsidiary of
         Borrower (other than FoxMeyer and Ben Franklin) nor any group of which Borrower or such Subsidiary is a member shall become the beneficial owner of Securities representing five percent or more of the combined voting power of the then-outstanding voting securities of an issuing entity, other than currently existing Subsidiaries of Borrower, that has a class of Securities registered with the SEC pursuant to Section 12 of the Exchange Act; provided, however, that (i) in accordance with that certain waiver letter dated March 7, 1994, executed by Banks (the March 7, 1994 Waiver Letter'), Borrower may acquire voting Securities of SysteMed, Inc. subject to continued satisfaction of the conditions specified in the March 7, 1994 Waiver Letter, (ii) in accordance with that certain waiver letter dated June 10, 1994, executed by Banks (the June 10, 1994 Waiver Letter'), Borrower may acquire the 'Convertible Debenture' and the 'UNSI Conversion Shares' subject to continued satisfaction of the conditions specified in the June 10, 1994 Waiver Letter, (iii) in accordance with the PMLLC Agreement and the Subscription Agreement executed by Borrower during May 1995 and accepted by PMLLC, Borrower may acquire a 69.80% limited liability company interest in PMLLC for $29,000,000 in cash, (iv) in accordance with that certain Stock Purchase Agreement dated April 21, 1995, by and among PMLLC and certain secured creditors of Phar-Mor, Inc. ("PM"), PMLLC may acquire 3,750,000 shares of common stock of PM for $30,000,000 in cash, which number of such shares constitutes approximately 31% of the common capital stock of PM, and (v) substantially in accordance with the terms set forth in that certain letter dated July 19, 1995, from Borrower to Agent, Borrower may, in consideration of its making a $500,000 short-term, convertible secured bridge loan to CST Entertainment, Inc. ('CST'), acquire warrants to purchase 750,000 shares of common stock of CST, which number of such shares, when combined with the potential number of shares into which the bridge loan may convert, may represent up to approximately 6.25% of the total number of shares of capital stock of CST issued and outstanding. For purposes of thisSection 6.2(d), the term 'group' shall mean as defined in Rule 13d-5 promulgated under the Exchange Act and the term 'beneficial owner' shall mean as defined in Rule 13d-3 promulgated under the Exchange Act."





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                 vi.              Amendments relating to Distribution of Ben
                          Franklin Shares. In connection with the anticipated distribution to the holders of Borrower's common stock of approximately 50% of the total number of shares of common stock of Ben Franklin issued and outstanding, effective as of the date hereof:

         (a) the reference to "December 31, 1994" contained in clause (vii) of Section 6.2(c) is hereby amended to mean "December 31, 1995";

         (b) clause (ii) of Section 6.2(g) is hereby amended and restated to read in its entirety as follows:

                 "(ii) sell, transfer, assign, encumber or otherwise dispose of, or create or allow to be created or to otherwise exist, any Lien upon, any of its other Assets (i.e., Assets other than Collateral or capital stock of FoxMeyer) except for Permitted Liens, sales of such other assets for full and fair consideration made in the ordinary course of business or otherwise consistent with prudent business practices, sales of capital stock of Consolidated Subsidiaries other than FoxMeyer for full and fair consideration and distribution of shares of common stock of Ben Franklin by Borrower to the shareholders of Borrower in accordance with clause (vii) of Section 6.2(c)";

         (c) at such time as Borrower no longer owns 50% or more of the issued and outstanding shares of capital stock of Ben Franklin, the definition of the term "Major Subsidiaries" in Section 1.2 is amended to delete reference therein to "Ben Franklin"; and

         (d) at such time as Borrower no longer owns 50% or more of the issued and outstanding shares of capital stock of Ben Franklin, Sections 6.3(e) and 6.3(g) are amended to delete references therein to "Ben Franklin".

                 vii.             Amendment to Section 8.1 of the Agreement.
                          Effective as of the date hereof, a new Section 8.1(o) is hereby added to the Agreement as an additional Event of Default, which Section 8.1(o) shall read in its entirety as follows:

                 "(o)     Credit Lyonnais Default.  The occurrence of a Default
         as such term is defined in the Credit Lyonnais Loan Agreement."


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                 viii.            Effect of this Amendment.  The Loan Documents
                          (including, without limitation, the Agreement as amended by this Amendment) shall remain in full force and effect except that any reference in any Loan Documents to the Agreement shall be deemed to refer the Agreement as amended by this Amendment.

                 ix.              Conditions Precedent.  The effectiveness of
                          this Amendment is subject to the satisfaction of the following conditions precedent:

         (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

                      (i) Borrower Resolutions. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder;

                      (ii) Opinion of Counsel. A favorable opinion of legal counsel to Borrower as to (A) the authorization, execution and delivery of this Amendment and (B) such other matters as Agent may reasonably request, in form and substance satisfactory to Agent;

                    (iii) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request; and

                    (iv) Amendment Fee. An amendment fee in the amount of $50,000.

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

         (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, instruments executed and/or





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delivered pursuant hereto and all legal matters incident thereto, shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                 x.               Representations and Warranties.  Borrower
                          hereby represents and warrants to Agent and Banks that, as of the date of and after giving effect to this Amendment, (a) all representations and warranties set forth in the Agreement are true and correct as if made again on and as of such date (except to the extent that such representations and warranties were expressly, in the Agreement, made only in reference to a specific date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Agreement, the Notes, the Security Documents and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Borrower.

                 xi.              Phar-Mor Write-Down.  Reference is made to
                          the definition of "EBITDA" in Section 1.2 of the Agreement and, more specifically, to clause (a) of such definition which reads as follows: "(a) income (or deficit) before provision for income taxes for such period (excluding (i) extraordinary gains and losses and (ii) to the extent not already deducted, income attributable to minority interests in subsidiaries for such period) . . .". Borrower and Banks hereby agree that, for purposes of calculating EBITDA for the fiscal year ended March 31, 1995, the $28,767,000 charge to income as a result of a write-down of FoxMeyer's pre-bankruptcy Phar-Mor receivable and associated costs to administer the claim shall be deemed an extraordinary loss and shall therefore be excluded for purposes of calculating EBITDA under the Agreement during such period.

                 xii.             GOVERNING LAW.  THIS AMENDMENT AND THE OTHER
                          LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

                 xiii.            Counterparts.  This Amendment may be executed
                          in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.





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                 xiv.             NO ORAL AGREEMENTS.  THIS AMENDMENT, TOGETHER
                          WITH THE AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER AND
                          (B) AGENT OR ANY BANK.

                 xv.              Agreement Remains in Effect; No Waiver.
                          Except as expressly provided herein, all terms and provisions of the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Bank of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by Agent or any Bank in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

                 xvi.             Payment of Costs, Fees and Expenses.
                          Borrower shall promptly pay any and all costs, fees and expenses paid or incurred by Agent incident to this Amendment (including, without limitation, the fees and expenses of counsel to Agent). Concurrently herewith, Borrower shall pay to Agent, for the pro rata benefit of Banks, an amendment fee of $50,000.





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         IN WITNESS WHEREOF, Borrower, Agent and Banks have caused this
Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.


                                        BORROWER:


                                        FOXMEYER HEALTH CORPORATION,
                                         (f/k/a National Intergroup, Inc.)


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        AGENT:


                                        BANQUE PARIBAS, as Agent for Banks


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


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                                        BANKS:


                                        BANQUE PARIBAS


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


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